SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                          F O R M  8-K

                          Current Report
                 Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 1998

BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
  33-70564                               04-3208648
(Commission File Number)        (IRS Employer Identification No.)


c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts 02108-4406
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (617) 624-8900

None
(Former name or former address, if changed since last report)

Item 5.  Other Events
	On March 11, 1998, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 28 thereof (the "Partnership") completed various agreements relating to Neighborhood Restorations Limited Partnership, VII, a
Pennsylvania limited partnership (the "Operating Partnership"), including the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of March 11, 1998 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

The Operating Partnership owns and operates a scattered site project located in Philadelphia, Pennsylvania (the "Apartment Complex"). The Apartment Complex consists of 44 different sites containing 72 newly constructed or extensively renovated units. There are five (5) 1-bedroom units, twenty (20) 2-bedroom units, forty-six (46) 3-bedroom units and one (1) 4-bedroom unit. The Apartment Complex was recently completed and is currently 100% occupied.

 The Operating Partnership is currently receiving construction financing in the amount of $4,100,000 (the "Construction Loan") from Royal Bank of Pennsylvania. The Construction Loan matures in July 1998 and bears interest at the prime rate plus 2.5% with a cap of 10.75%. The Operating Partnership expects to receive permanent mortgage financing in the amount of $2,600,000 (the "Permanent Loan") from Collaborative Lending Initiative, Inc. The Permanent Loan will be payable over a fifteen-year term based on a fifteen-year amortization schedule and will bear interest at the 10-year treasuries rate plus 2.75%. The Operating Partnership also received a direct subsidy grant in the amount of $216,000 which was made by Keystone Bank, N.A. from the Affordable Housing Program as administered by the Federal Home Loan Bank of Pittsburgh.

 It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal
Revenue Code of 1986, as amended (the "Code").

 The General Partner of the Operating Partnership is WPB
II, L.P., a Pennsylvania limited partnership (the "General
Partner") whose general partner is WPB II, Inc., a Pennsylvania corporation ("WPB II") which also serves as the Developer of the Apartment Complex. WPB II is equally-owned by James Levin and
Scott Mazo. Mr. Levin, a Certified Public Accountant, has been involved with the development and syndication of tax credit projects since 1990. Mr. Mazo has been involved in the development of the tax credit projects since 1990 and commercial rental properties since the mid 1980's. Since forming a partnership in 1992, Mr. Levin and Mr. Mazo have developed over 350 units of affordable housing.

Mr. Levin and Mr. Mazo are also the sole owners of Prime Property
Management, Inc., a property management company which is serving as the Management Agent for the Apartment Complex.

	The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $3,816,835 to the Operating Partnership in four (4) Installments as follows:

   I. $202,094 (the "First Installment") on the Admission Date;

  II. $3,226,741 (the "Second Installment") on the latest of (A) the Completion Date, (B) Cost Certification,
(C) receipt of an updated Title Policy in form and substance satisfactory to the Special Limited Partner, (D) receipt by the Partnership of the Contractor Pay-Off Letter,
(E) receipt by the Partnership of an Estoppel Letter from each Lender or (F) satisfaction of the Due Diligence Recommendations;

III. $380,500 (the "Third Installment") on the latest of
(A) the Initial 100% Occupancy Date, (B) Permanent
Mortgage Commencement, (C) State Designation or (D) Rental
Achievement; and

IV. $7,500 (the "Fourth Installment") upon the receipt by the Partnership of a copy of the property filed Operating
Partnership federal income tax return and an audited Operating
Partnership financial statement for the year in which Rental
Achievement occurs.

The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $5,269,870 of Tax Credits during the 10-year period commencing in 1998 of which 99.9% ($5,264,600) amount will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership. The Class A Limited Partner of the Operating Partnership is Neighborhood Economic Support Foundation, a Pennsylvania non-profit corporation.
	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating
Partnership Agreement:

                  Normal        Capital           Cash
                  Operations    Transactions      Flow         Tax Credits
General Partner     0.9%         89.999%           90%              0.1%

Partnership         99.9%         9.999%           10%             99.9%

Special Limited
Partner             0%             .001%            0%               0%

Class A Limited
Partner             0.1%          .001%             0%                0%

	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.
	The Special Limited Partner or an affiliate thereof will receive an Asset Management Fee from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $7,500. The Asset Management Fee shall begin to accrue as of the Admission Date and shall be pro rated in 1998 for the portion of the year that the Special Limited Partner was a Partner of the Operating Partnership. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in
Section 10.2(a) of the Operating Partnership Agreement; provided, however, that if in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

	The Operating Partnership shall pay to the General Partner an annual non-cumulative fee (the "Partnership Management Fee") for its services in connection with the administration of the day to day business of the Operating Partnership in an annual amount of $7,500. The Partnership Management Fee shall begin to accrue as of the Admission Date and shall be pro rated in 1998 for the portion of the year that the Special Limited Partner was a Partner of the Operating Partnership. The Partnership Management Fee for each Fiscal Year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement to the extent Cash Flow is available therefor for such Fiscal Year.

	As a reimbursement for certain advances and as compensation for the Developer's services in connection with the development and construction of the Apartment Complex, the Operating Partnership shall pay to the Developer a Development Fee in the amount of $575,000 in accordance with the terms of the Amended and Restated Development Agreement. The Developer will also be entitled to a Disposition Fee equal to 6% of the gross sales proceeds of the Apartment Complex in accordance with the terms of the Capital Disposition Agreement.

	The Management Agent for the Apartment Complex is receiving a management fee equal to 8% of collected rents. The
Class A Limited Partner will receive an expense reimbursement of $7,000 which will be paid at the time of closing of the Permanent
Loan.

Item 7.  Exhibits.
      (c)      Exhibits.                                         Page
(1)   (a)<F1>  Form of Dealer-Manager Agreement between Boston
               Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)   (a)      First Amended and Restated Agreement of Limited
               Partnership of Neighborhood Restorations Limited
               Partnership, VII

(2)   (b)      General Partner's Payment Certificate relating to
               Neighborhood Restorations Limited Partnership, VII

(2)   (c)      Development Agreement relating to Neighborhood
               Restorations Limited Partnership, VII

(2)   (d)      Capital Disposition Agreement relating to
               Neighborhood Restorations Limited Partnership, VII

(4)   (a)<F2>  Agreement of Limited Partnership of the Partnership

(16)           None

(17)           None

(21)           None

(24)           None

(25)           None

(28)           None
_______________
<F1> Incorporated by reference to Exhibit (1) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.
<F2> Incorporated by reference to Exhibit (4) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

                            SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  April 28, 1998
                           BOSTON CAPITAL TAX CREDIT FUND IV L.P.


                           By:	Boston Capital Associates IV L.P.,
                              	its General Partner


                          	    By: C&M Associates, d/b/a Boston
                                   Capital Associates, its
                                   General Partner

                                   By:/s/ Herbert F. Collins
                                      Herbert F. Collins,
                                      Partner